Focused on Performance Investor Update: September 2019

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, capital plans, construction costs, generating unit retirements, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued adoption of distributed generation by the company’s customers; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2018, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. 1

Company Statistics $30.2 billion market cap (1) 1.6 million electric customers 2.9 million natural gas customers 60% ownership of American Transmission Company 70,100 miles of electric distribution 49,000 miles of gas distribution $19.8 billion of asset base (2) (1) As of 8/30/2019 (2) 2018 average asset base 2

Our strategy is to create long-term value by focusing on the fundamentals: safety, world-class reliability, operating efficiency, financial discipline and customer care. One of the 100 Best One of America’s Best Employers Corporate Citizens for 2018 For Diversity for 2019 Forbes Corporate Responsibility Magazine 2019 Best CEO – Most reliable utility 2018 Most Trusted Electricity and Natural Gas Industry in the Midwest Utility Brand Gale Klappa We Energies Wisconsin Public Service BUSINESS PA Consulting Market Strategies International WORLDWIDE Magazine 3

A Decade of EPS Growth $4.00 $3.50 $3.34 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 GAAP Adjusted 4

Proven Track Record of Performance EPS Guidance 2018 Exceeded  2017 Exceeded  2016 Exceeded  The only utility to beat 2015 Exceeded  guidance every year for 2014 Exceeded  more than a decade 2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  5

Confident in Achieving Our EPS Growth Guidance $4.00 $3.50 $3.00 2019 earnings guidance increased to $3.50-$3.53 per share. Original guidance was $3.48 - $3.52 $2.50 $2.00 $1.50 $1.00 2015 2016 2017 2018 2019 2015 Base GAAP Adjusted* *See Appendix for reconciliation of adjusted amounts to GAAP amounts (1) 7.1% annual average growth rate calculated from 2015 base of $2.72 per share (2) Based on original 2018 guidance midpoint of $3.28 per share 6

Solid Dividend Growth Continues In January, raised the dividend by 6.8% to a Annualized Dividends Per Share new annual rate of $2.36** $2.36 per share $2.21 $2.08 Targeting dividend $1.98 payout of 65-70% of $1.83* earnings $1.56 $1.445 Projecting dividend growth in line with $1.20 earnings growth $1.04 $0.80 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 *Annualized based on fourth quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2019 dividend of $0.59 7

What’s New? 8

Electric and Gas Rate Case Settlement We Energies & Wisconsin Public Service  Settlement subject to PSCW approval  Hearings scheduled for October 8 and 9, 2019  Authorized Return on equity:  Wisconsin Electric – 10.0%  Wisconsin Gas – 10.2%  Wisconsin Public Service – 10.0%  Capital structure equity component at all three utilities - 52.5%  Updated Earnings Sharing Mechanism: WE & WPS WG Treatment 10.00 – 10.25% 10.20 – 10.45% No sharing 10.25 – 10.75% 10.45 – 10.95% 50/50 sharing >10.75% >10.95% 100% customer  Wisconsin Electric will seek financing order from PSCW to securitize $100M of Pleasant Prairie Power Plant’s remaining book balance as of 1/1/2020  Final treatment of WPS environmental investment at Weston Unit 3 to be determined 9

Infrastructure Investment Thunderhead Wind Energy Center 108 GE wind turbines with a capacity of ~300MW  Under development by Invenergy and located in Antelope and Wheeler Counties, Nebraska  Total investment: $338 million for an 80% ownership interest  Expected returns are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  Project has a long-term offtake agreement with a Fortune 100 company for 100% of the energy produced  Projected in service date: End of 2020 10

Infrastructure Investments

- Expected to provide returns that are higher than those in our regulated business
  - Approximately mid-8% unlevered internal rate of return
- Expected to qualify for 100% bonus depreciation and production tax credits
- With the tax credits associated with these investments, we now expect to be a partial cash taxpayer in 2020

Project	Investment	Offtake Agreement	Capacity
Upstream Wind Energy Center	$276M for 80% ownership	Affiliate of Allianz – 10-yrs	~200MW
Bishop Hill III Wind Energy Center	$166M for 90% ownership	WPPI Energy – 22-yrs	~132MW
Coyote Ridge Wind Farm*	$145M projected for 80% ownership and 99% of tax benefits	Google Energy – 12-yrs	~97MW
Thunderhead Wind Energy Center*	$338M projected for 80% ownership	Fortune 100 company – Long-term agreement	~300MW

*Closing projected at the end of 2019 for Coyote Ridge, and the end of 2020 for Thunderhead

WEC Energy Group
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Executive Order - Clean Energy in Wisconsin  On August 16, 2019, Governor Evers signed an executive order requesting the Department of Administration to:  Work with other agencies and the state’s utilities to achieve a goal of ensuring all electricity consumed within the State of Wisconsin is 100% carbon-free by 2050  Ensure the State of Wisconsin is fulfilling the carbon reduction goals of the 2015 Paris Climate Accord WEC Energy Group looks forward to continuing to work with Governor Evers along with other state leaders, environmental groups and customers to achieve our mutual goal of providing a clean energy future that is safe, reliable and affordable. 12

Wisconsin Utilities Investing in Zero-Carbon Generation  Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.  Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.  In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation. Estimated Project Utility Location Investment Capacity** Completion Badger Hollow Solar Park WPS Iowa County, WI $130M 100MW 2020 Two Creeks Solar Project WPS Two Rivers, WI $130M 100MW 2020 Badger Hollow II Solar Park* WE Iowa County, WI $130M 100MW 2021 *Filed for PSCW approval on August 1, 2019 **Madison Gas & Electric will own an additional 50 MW at each site 13

Balancing reliability and customer cost with environmental stewardship Reshaping our generation includes: Resulting in:  Retiring older fossil-fueled generating units –  Reduced costs to customers already more than 1,800 MW since 2017  Maintenance of fuel diversity  Building state-of-the-art natural gas generation  Lower carbon emissions  Investing in cost-effective zero-carbon generation Achieved and anticipated CO2 reductions (mass) 0% Reduction Goals: -10% -20% 40% -30% below 2005 levels by 2030 -40% -50% -60% 80% -70% below 2005 -80% levels by 2050 2005 2018 2030 2050 14

Methane Reduction Goal 0% Reduction Goal:* -10% -20% 30% by the year 2030 -30% from a 2011 baseline -40% 2011 2018 2030 *This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline. 15

Five-Year Capital Plan 16

2019-2023 Capital Plan ($ in billions) Total of $14.1 billion Announced Infrastructure Projects $0.8 Gas Distribution 5% $5.1 36% Remaining Technology Infrastructure $1.1 Projects 8% $0.7 Generation 5% $2.5 ATC 18% Investment* Electric $1.4 Distribution 10% $2.5 18% * ATC is accounted for using the equity method; this represents WEC’s portion of the investment 17

Increasing Natural Gas Distribution Investment Average Asset Base Projected Asset Base 12/31/2018 7% 12/31/2023 $19.8 billion Growth $27.8 billion Gas Bluewater Gas Distribution Storage Gas29% Bluewater Gas Gas 1% Distribution Storage Distribution FERC 30% 1% FERC Regulated 35% Regulated We Power Electric 15% Electric 15% We Power Generation 15% Generation Electric and DistributionElectric and DistributionGeneration 11% Generation and 50% Transmission 56% and Distribution Distribution 14% Transmission 39% 13% 37% Infrastructure Infrastructure <1% 3% 18

Regional Economy 19

Powering Industry Leaders in our Region 20

Wisconsin Segment Sales Forecast Benefits from Regional Economic Growth Year-over-Year 2019 – 2021 2022 - 2023 Annual Sales Electric Flat – 0.5% 1.2% - 1.5% Growth Forecast (weather-normalized) Gas 0.5% – 1% 1.2% - 1.5% 21

Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses  Investment opportunities support 5-7 percent EPS growth with minimal impact on base rates  100 percent of capital allocated to regulated businesses or contracted renewables/gas storage  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Poised to deliver among the best risk-adjusted returns in the industry 22

Appendix

Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” Gale Klappa Executive Chairman - Gale Klappa, Executive Chairman WEC Energy Group Rick Kuester Kevin Fletcher Scott Lauber Senior Executive President and CEO Senior Executive Vice President Vice President, Chief Financial Officer and Treasurer 24

Electric Generation Electric Distribution Natural Gas Distribution Energy Infrastructure Electric Transmission 60% ownership 25

“Delivering” the Future Project Highlights Natural Gas System Modernization Program Electric Redesign • Extensive effort to modernize natural gas • Major investments planned to address aging infrastructure in city of Chicago infrastructure • Ultimately PGL expected to replace 2,000 • Expect to spend $2.5 billion over the next miles of piping 5 years on electric delivery, including • Project $280-300 million annual average resilience program investment • Committed to delivering the future with • Illinois law authorizes rider through 2023 infrastructure that will reduce operating costs and meet new environmental standards Technology Enhancements Electric Resilience • Advanced metering program uses integrated • Installing 2,200 miles of underground circuits system of smart meters to enable two-way to replace troublesome overhead lines, and communication between utilities and customers adding distribution automation equipment through our System Modernization and • Upgrading We Energies customer information Reliability Project at WPS system • $430 million investment expected to be • Project to spend ~ $1.1 billion (2019 – 2023) complete by the end of 2021 across four states we serve 26

New Generation in Upper Peninsula  Provides a long-term generation solution for electric reliability in Upper Peninsula ~180 MW of clean, natural gas-fired generation from  Projected investment of $242 million ($255 million Reciprocating Internal including AFUDC) made by Michigan utility – UMERC Combustion Engines (RICE)  Half of investment recovered in retail rates  Half of investment recovered by 20-year agreement with Cliffs Natural Resources  Commercial operation of the RICE units began March 31, 2019  Allowed for the retirement of Presque Isle Power Plant on March 31, 2019 27

Infrastructure Investment Coyote Ridge Wind Farm  Currently being built by Avangrid Renewables in Brookings County, South Dakota, within MISO 39 GE wind turbines with footprint a capacity of ~97 MW  Total investment: $145 million for an 80% ownership interest and substantially all of the tax benefits  Expected returns are higher than those in our regulated business COYOTE RIDGE  Approximately mid-8% unlevered internal rate of return SOUTH  Expected to qualify for 100% bonus depreciation DAKOTA and production tax credits  12-year offtake agreement with Google Energy LLC for 100 percent of the energy produced  Projected in service date: End of 2019 28

Infrastructure Investment Upstream Wind Energy Center  Built by Invenergy and located in Antelope County, Nebraska 81 GE wind turbines with  Total investment: $276 million a capacity of ~200 MW for an 80% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Qualifies for 100% bonus depreciation and production tax credits  10-year offtake agreement with affiliate of an A-rated publicly traded company (Allianz)  Transaction closed on January 10, after commercial operation was achieved 29

Infrastructure Investment Bishop Hill III Wind Energy Center  Developed by Invenergy and placed into service in May 2018  Located in Henry County, Illinois 53 GE wind turbines with a capacity of ~132 MW  Total investment: $166 million for a 90% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  22-year offtake agreement with a current wholesale customer, WPPI Energy  Acquisition of the initial 80% interest closed on August 31, 2018  Incremental 10% equity interest closed on December 5, 2019 30

Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW1 Investment $664 million $2 billion1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 1 – February 2010 Unit 2 – May 2008 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 31

$14.1 billion projected capital spend from 2019-2023 Capital Plan Drives 5% to 7% EPS Growth $3,500 $3,192 $2,987 $3,000 $265 $2,882 $282 $396 $371 $2,577 $2,476 $2,500 $382 $136 $205 $329 $180 $157 $106 $102 $93 $402 ATC Investment $2,000 $687 Energy Infrastructure $603 $90 $769 $525 MERC/MGU $1,500 $504 Illinois WI/MI Delivery $1,150 $1,007 $882 $1,000 WI/MI Generation* $1,059 $881 $500 $558 $590 $646 $338 $419 $- 2019 2020 2021 2022 2023 Depreciation at the utilities expected to average $960 million annually, and $124 million at ATC, over the 2019-2023 period * Generation includes ~$275 million of capital spend at We Power 32

Our Capital Plan in Context Capital plan extends the runway for 5 to 7 percent growth from our core business well into the future  Electric sales growth expected to accelerate in later part of five-year plan  Electric distribution capital expected to grow in next iteration of five-year capital plan  Beginning to plan for replacement of energy supply from Point Beach PPA (generation represents ~25% of Wisconsin Electric kilowatt-hour sales) 33

American Transmission Company WEC portion of investment from 2019-2023: $1.4 billion Key Assumptions Projected Capital Expenditures (millions) (Inside Traditional Footprint)  ATC’s 2018 average rate base: $3.7 billion $470 $441  Implies WEC’s average rate base growth of $115 million $410  ROE currently under FERC $341 $300 review $282 $265 $246  5-year (2019-2023) WEC projected capital investment: $204 $180  Inside footprint: $1.2 billion  Outside footprint: $250 million 2019 2020 2021 2022 2023 ATC WEC portion 60% 34

Diverse Portfolio of Regulated Businesses By Business By Jurisdiction MI/MN 3% Gas Distribution IL 32% 15% FERC Regulated FERC 14% WI 14% 68% Electric Generation and Distribution 54% Based on 2018 average asset base. Excludes Non-Regulated Wind Infrastructure 35

Composition of Asset Base Total 2018 Average Asset Base of $19.8 billion Company Asset Base - $B % of Total Wisconsin Electric $6.3 31.8% Wisconsin Gas 1.4 7.1 Wisconsin Public Service 3.1 15.7 Upper Michigan Energy Resources 0.2 1.0 Peoples Gas 2.6 13.1 North Shore Gas 0.3 1.5 Minnesota Energy Resources 0.3 1.5 Michigan Gas Utilities 0.2 1.0 We Power 2.9 14.7 Bluewater 0.2 1.0 WEC Infrastructure 0.1 0.5 American Transmission Company 2.2 11.1 Total $19.8 100% Note: Power the Future value represents investment book value 36

Balance Sheet Remains Strong Funds from Operations/Debt Holding Company Debt to Total Debt 22% 30% 20% 21% 29% 25% 18% Goal of 16-18% 30% or 16% 20% Less 14% 15% 12% 10% 10% 2018 2019-2023E 2018 2019-2023E Electric and Gas Utilities Credit Ratings Distribution* Utilities Utility Rating 140 120 Wisconsin Electric A- 100 80 Wisconsin Gas A 60 40 Wisconsin Public Service A- 20 0 Peoples Gas A- AA - A A- BBB+ BBB BBB- Below Investment *Source: S&P Global Ratings (January 31, 2019) Grade 37

Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric 48.5%-53.5% 10.2% Wisconsin Public Service 49.0%-54.0% 10.0% Wisconsin Gas 47.0%-52.0% 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.82%(2)  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities 1. Represents the equity component of capital; rates are set at the mid-point of any range 2. Long term projections assume 10.2% 38

Foxconn in Wisconsin  Expected capital investment by Foxconn of Foxconn announced $10 billion dollars July 26, 2017, Wisconsin’s largest  Goal of creating 13,000 jobs, and an estimated economic development 22,000 indirect jobs created throughout Wisconsin project and largest  Largest greenfield investment by a foreign-based corporate attraction company in U.S. history as measured by jobs project in U.S. history, as measured by jobs.  One of the largest manufacturing campuses in the world  Groundbreaking ceremony held on June 28, 2018, and significant construction is underway  North American headquarters in Milwaukee, and innovation centers in Green Bay, Eau Claire and Racine  Operations expected to begin in 2020, ramping up through 2023 Source: inWisconsin.com 39

Powering Industry Leaders in Our Region Expansion  State-of-the-art fulfillment center in Oak Creek, WI featuring robotics to pick, pack and ship items to customers  $200 million development that includes a four-story, 2.6 million-square-foot facility on 75 acres  Expected to open in first quarter 2020, and employ 1,500 people 40

Electric Residential Bills below National Average National Average Wisconsin Electric Wisconsin Public Service $1,353 $1,299 $1,300 $1,304 $1,281 $1,226 $1,205 $1,187 $1,190 $1,172 $980 $949 $959 $952 $930 2014 2015 2016 2017 2018 Source: SNL data for average annual residential bills 41

Key Rate Making Components Michigan– Illinois – Minnesota – Electric & Wisconsin – Wisconsin – Area Gas Gas Gas Gas Electric Gas Pipeline Replacement PGL Rider Bad Debt Rider ✓ Bad Debt Escrow Accounting WE / WG WE Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site ✓ ✓ ✓ ✓ N/A Clean Up Recovery Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ 50/50 first 50 bp above Earnings cap/sharing allowed ROE, 100% to customers beyond 50 bp* *Wisconsin Electric and Wisconsin Gas earnings cap applies 2016 – 2019, Wisconsin Public Service cap applies 2018 – 2019 42

Regulatory and Open Docket Update Estimated Key Dates Wisconsin (apps.psc.wi.gov) . Decision on renewable energy pilot programs (Docket: 6630-TE-102)  . Decision on new solar generation projects at WPS (Docket: 5-BS-228)  . Decision on new solar generation project at WE (Docket: 5-BS-234) Q1 2020 . Commission decision on general rate review for new base rates effective Jan. 1, 2020 (Dockets: WE and WG: 5-UR-109 and WPS 6690-UR-126) Q4 2019 Illinois (icc.illinois.gov) . Final Commission order on System Modernization Project (Docket 16-0376) . Commission decision on 2015 QIP reconciliation (Docket: 16-0197)   Michigan (michigan.gov/mpsc) . Received approval on new generation of natural-gas-fired Reciprocating Internal Combustion Engines (RICE) in the Upper Peninsula  (Docket U-18224) Minnesota (mn.gov/puc) . Rate increase of $3.1 million or 1.26% effective January 1, 2019*  FERC (ferc.gov) . Decision on Upstream Wind Energy Center (Docket EC18-103-000)  . Decision on 80% investment of Bishop Hill III (Docket EC18-121-000)  . Decision on additional 10% investment of Bishop Hill (Docket EC19-15-000)  . Decision on second MISO/ATC ROE Complaint (Docket EL15-45) 2019 *Interim rates have been in place since January 1, 2018 43

Regulatory Environment Wisconsin Illinois  Governor Tony Evers (D)  Governor J.B. Pritzker (D)  Commission  Commission  Gubernatorial appointment,  Gubernatorial appointment, Senate Senate confirmation confirmation  Chairman: Gubernatorial appointment  Chairman: Gubernatorial appointment  6-year staggered terms  5-year staggered terms Wisconsin Commissioners Illinois Commissioners Term Name Party Began Serving Name Party Began Serving Term Ends Ends Carrie Zalewski Rebecca Valcq D 03/2019 01/2024 D 01/2019 03/2025 Chair Chair Brien Sheahan R 01/2015 01/2020 Mike Huebsch R 03/2015 03/2021 Sadzi Martha Olivia R 01/2017 01/2022 Ellen Nowak R 12/2018 03/2023 D. Ethan Kimbrel D 01/2018 01/2023 Maria Soledad I 04/2019 01/2023 Bocanegra 44

Commitment to ESG Priorities and Reporting View reports online at www.wecenergygroup.com/csr June Published 2018 CDP Climate Report and 2018 CDP Water Report August Published EEI and AGA ESG/Sustainability Report Published 2018 Reporting Template 2018 Corporate Responsibility Report July 2019 Pathway to a Cleaner Energy Future April 2019 Published Climate Report: April Pathway to a Cleaner Energy Future EEI and AGA ESG/Sustainability Reporting Template August 2018 2019 2018 CDP Climate Report June 2018 2018 CDP Water Report June 2018 Published 2018 Corporate Responsibility Report July 45

Environmental, Social & Governance Initiatives Reduce carbon dioxide emissions by approximately 40% below Carbon Goal 2005 levels by 2030 and 80% below 2005 levels by 2050 Methane Reduce methane emissions rate 30% by the year 2030 from a Reduction Goal 2011 baseline 15.1 million Amount of combustion products for beneficial use provided over metric tons the past 18 years $1.0 billion Planned utility renewable investments between 2019-2023 $17.3 million Donated by our companies and foundations to nonprofit organizations in 2018. 46% diversity* Board of directors who are female and/or ethnically diverse $263.1 million Spent with certified minority, women-owned, veteran-owned or service disabled-owned businesses in 2018 $123.1 million Spent on energy efficiency and conservation in 2018 *Reflects board composition effective October 1, 2019 46

Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry 400% 350% 300% WEC Energy Group 250% Dow Jones Utilities 200% S&P Utilities Philadelphia Utility 150% S&P Electric 100% 50% 0% One-Year Three-Year Five-Year Ten-Year * Total return including reinvested dividends for the 10 years ended December 31, 2018 47

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2017 2016 Reported EPS – GAAP basis $ 3.79 $ 2.96 Tax benefit related to Tax Cuts and Jobs Act of 2017 $ (0.65) – Acquisition Costs – $ 0.01 Adjusted EPS – Non-GAAP basis* $ 3.14 $ 2.97 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017 as well as costs related to the acquisition of Integrys, neither of which is indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations. 49